BRIDGES INVESTMENT FUND, INC.

FIRST QUARTER

2002

CONTENTS OF REPORT

Pages 1 - 4	Shareholder Letter

Exhibit 1	Portfolio Transactions from January 1, 2002, through March 31, 2002

Exhibit 2	Selected Historical Financial Information

Exhibit 3	Reports to Stockholders of Management Companies

Pages F1-F13	Unaudited Financial Statements for the
Three Months Ended March 31, 2002

      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund.  Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the
      Fund's office.

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BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Auditor

KPMG LLP
Two Central Park Plaza
Suite 1501
Omaha, Nebraska 68102-1617

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

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April 22, 2002

Dear Shareholder:

Investment Results:

Bridges Investment Fund, Inc. had a total return of -3.25% during the First Quarter of 2002 based on a year-end 2001 net asset value of $31.05 per share and a March 31, 2002, net asset value of $30.04 per share. On a trailing 12-month basis for the period ending March 31, Bridges Investment Fund had a total return of -7.75%. By comparison, the S&P 500 had total returns of 0.27% for the First Quarter and 0.24% for the trailing 12 months ended March 31, 2002.

The following table summarizes the 10 largest equity holdings in the Fund as of March 31, 2002:
		03/31/02%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS Lt.
No. of		Market	of	Total	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtd.	12 Mos.	Gr. Rate	02 Vs. 01	2002	2003	Gr. Rate
47,000	Capital One	2,608,500	6.4%	5.4%	0.9%	5.1%	30%	23%	18.0	15.0	20%
85,000	West Corporation	1,901,875	4.9%	4.1%	-11.4%	39.0%	18%	12%	21.7	18.4	20%
30,000	Home Depot	1,293,000	2.9%	2.5%	-0.9%	7.4%	23%	19%	31.5	26.5	20%
25,000	Applied Materials	1,356,750	2.7%	2.3%	-7.9%	-3.3%	29%	-75%	179	37.9	22%
20,000	Johnson & Johnson	1,299,000	2.6%	2.2%	-2.1%	39.1%	13%	16%	28.5	24.5	13%
30,000	Freddie Mac	1,944,900	2.5%	2.1%	4.2%	5.9%	21%	18%	13.3	11.6	14%
40,000	Intel	1,216,400	2.4%	2.1%	-4.9%	-0.5%	2%	35	41.3	28.1	19%
500	Berkshire Hathaway B	1,184,500	2.4%	2.0%	0.5%	6.5%
13,000	Goldman Sachs	1,173,250	2.4%	2.0%	-11.9%	-12.5%		5%	17.8	14.5	13%
20,000	Morgan Stanley Dean Witter	1,146,200	2.4%	1.9%	-11.0%	-16.1%	16%	7%	15.0	12.8	13%
		15,124,375	31.6%	26.6%

	Total Equities	48,832,289		82.7%

	Total Assets	59,022,470

The first quarter of 2002 was challenging for the majority of the Fund's equities. The Fund's investment performance has been hurt by a continued flow of capital toward equities that are perceived to be relatively low in risk. In the post-Enron era, investors have shown an ever-increasing aversion to companies with a wide range of potential risk attributes. A number of the Fund's long-time holdings saw significant price depreciation during the first quarter, as investors focused on company-specific risk factors, such as AES's exposure to Argentina, an S.E.C. inquiry into accounting practices at Elan, and legal wrangling between CSGS and its largest customer, AT&T. We believe that long-term investment value for each of these three companies remains considerably above their current market prices notwithstanding the current issues that face these companies.

We believe that stock price declines for many of the Fund's equity positions over the past 12-18 months have driven long-term valuations to levels that should afford shareholders good to excellent returns over the next three-to-five years, as our companies continue to generate good financial performance and the current level of investor sentiment moves from pessimistic to neutral.

Over the past six months, we have redoubled our efforts to identify those companies which we believe have outstanding long-term investment potential, and we remain constructive on the long-term outlook for our holdings despite the challenges and difficulties of the past 12 months.

Financial Statements

The Fund's unaudited financial statements appearing on pages F-1 through F-13, provide the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the Notes to Financial Statements as of March 31, 2002. These presentations comprise our basic report to you. In addition, please refer to Exhibits 1 and 2 for information about the Fund's portfolio transactions for this First Quarter of 2002, and for the Fund's historical information with respect to net assets, shares outstanding net asset value per share, dividends, and capital gains distributions from 1963 through 2001. Exhibit 2 also records quarterly information for the March 31, 2002 period compared to March 31, 2001 results.

Required Reports

Rule 30d-1(6) of the General Rules and Regulations under the Investment Company Act of 1940, as promulgated by the Securities and Exchange Commission, requires certain reports to stockholders with respect to any matter that was submitted to a shareholder vote during the period covered by the shareholder report. The 2002 Annual Meeting of Shareholders of the Fund was held on February 19, 2002. The information that is required to be reported to you with respect to this meeting appears in Exhibit 3, attached hereto. A similar presentation will be made each time there is an annual or special meeting, and, in the instance of this report, the same information will be published again in January, 2003, within the Annual Shareholder Report for 2002 to fulfill certain requirements in connection with the solicitation of proxies for the next Annual Meeting of Shareholders.

Cash Distributions

On April 13, 2002, the Board of Directors declared a $.04 per share dividend on shares of capital stock that were outstanding on April 13, 2002, the record date for this income distribution. This dividend amount will be payable on or about April 22, 2002. This dividend is payable from net investment income earned during the January-March, 2002 Quarter.

Privacy Policy

The 2002 edition of the Privacy Policy for Bridges Investment Fund, Inc. is enclosed with this letter. The policy is unchanged from the document that we delivered or mailed to you last year.

Prospectus

Your personal copy of our Fund's Prospectus that became effective on March 22, 2002, is included with the other items in this package. The Prospectus has been redesigned, and it incorporates new information, some portions of which have been placed in graphic form and tables to improve the reader's level of comprehension about the material presented.

Past and Prologue

We are in the midst of our 40th year. It is a time to look back and to think about a resumption of progress for the months and years ahead. One day last week, we reviewed the record for the worst bear market the Fund experienced in its operating history. The essence of that decline is profiled below:

Quarter Ending	Net Assets	Shares Outstanding	Net Asset Value/Share
03-31-1972	$1,285,684	93,661	$13.59
09-30-1974	667,051	101,292	6.59
% Change	- 51.9	+ 8.2	- 48.5

These were the days of "stagflation", a term for a flat economy with high inflation. This malaise was exacerbated by a deep recession with low attendant corporate profits and a Presidential resignation that damaged confidence in the nation's future.

The recovery from the low point in 1974 developed as shown in the table below:

				NAV
				% Gain Over
Quarter Ending	Net Assets	Shares Outstanding	Net Asset Value/Share	Prior Period	09-30 1974
12-31-1974	$ 757,545	106,909	$ 7.09	+ 7.6	+ 7.6
12-31-1975	1,056,439	111,619	9.46	+ 33.4	+ 43.6
12-31-1976	1,402,661	124,264	11.29	+ 19.3	+ 71.2

The reestablishment of the prior all time high of $13.59 per share did not take place until the Fourth Quarter of 1980. The economy and financial markets in that period of U.S. history faced runaway inflation and record high interest rates. These were twin barriers that dampened the opportunity for net asset value progress in the 1977 to 1980 time frame.

The March 31, 2000 to September 30, 2001 asset and price decline for the Fund stated on a comparable basis to the 1972 to 1974 experience appears below:

Quarter Ending	Net Assets	Shares Outstanding	Net Asset Value/Share
03-31-2000	$77,180,256	1,667,111	$46.30
09-30-2001	53,311,385	1,934,912	27.55
% Change	- 29.1	+ 16.1	- 40.5

Based on the comparisons presented herein, this bear market has yet to become as severe as in the first illustration above. However, for the definition of the actual trading range for March 24, 2000, that established the all time high for net asset value per share of $47.54, to the low price of $26.31 on September 21, 2002, there was a 44.7% decline that would bring the two market trading cycles within fairly similar parameters.

The two downward stock market cycles referenced herein are similar in that the prior trading top was characterized by great optimism and extraordinarily high price to earnings ratios. Positive contrasts exist for the 2002- 2003 future environment that is blessed with low interest rates and mild consumer price inflation. Our present situation is also benefitted by high employment and a non-depressed level of corporate profits, except in certain industries, such as technology and telecommunications. Our net asset value per share recovery for the time from the 2001 low to March 31, 2002 has been about 14%. The average gain for the S & P 500 Composite Stock Index in other recovery periods has been somewhat stronger than these results. In March,1975, we had bounced 29.9% off the September, 1974 low for Net Asset Value per share.

Since 1945, the Standard & Poor's 500 Composite Stock Index seldom declined two years in a row, and there has never been three straight years of decline during the interval from 1945 to 2002. We have just passed through the 25th month since the market top was set in mid-March of 2000. While stock prices may still be searching for a final bottom for this bear market movement, on a statistical basis, investors should be closer to a period of improvement than at any time in the past two years. As illustrated in the 1974-1976 recovery, the percentage price gains should be substantial once they are underway.

Thank you for being an investor in our Fund. It was a stouthearted band of shareholders who hung on for better times and returns in the mid 1970's. As a result of their persistence, we had the opportunity to become the sizable and strong Fund that exists today.

Sincerely,

Edson L. Bridges III, CFA

President

Edson L. Bridges II, CFA

Chairman

ELBIII:ELBII:kjs:elc

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2002, THROUGH MARCH 31, 2002

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Adobe Systems, Inc.	6,000	6,000
Best Buy, Inc.	3,250	3,250
D.R. Horton, Inc.	5,500	5,500
Illinois Tool Works	3,000	3,000
Southwest Airlines Co.	10,400	10,400
Tidewater, Inc.	5,550	5,550
Tricon Global Restaurants, Inc.	3,700	3,700
Various Issues of Commercial Paper Notes Purchased during 1st Quarter, 2002	76,544M	5,653M

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transacion $1,000 Par Value (M) or Shares

Qualcomm, Inc.	10,000	10,000
(1) United States Treasury Bonds 7.625% due February 15, 2007	300M	--
West Corporation	8,000	77,000
Various Issues of Commercial Paper Notes maturing during 1st Quarter, 2002	76,354M	--

(1) Entire Issue called at Par on February 15, 2002.

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

- - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--

- - - - Current Quarter Compared to Same Quarter in Prior Year - - - -
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-01	62,441,675	1,902,146	32.83	-	-
03-31-02	59,022,470	1,964,784	30.04	-	-

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Exhibit 3

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1) Annual Meeting held on February 19, 2002, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for

Annual Election):

	- - - - - -Votes Cast - - - - - -
Names of Directors Elected at Meeting	For	For All Nominees Except	Withhold Authority To Vote For All Nominees

Frederick N. Backer	1,582,777	32	2,000
Edson L. Bridges II	1,582,777	32	2,000
Edson L. Bridges III	1,582,777	32	2,000
N. P. Dodge, Jr.	1,582,777	32	2,000
John W. Estabrook	1,582,777	32	2,000
Jon D. Hoffmaster	1,582,777	32	2,000
John J. Koraleski	1,582,777	32	2,000
Roger D. Kupka	1,582,777	32	2,000
Gary L. Petersen	1,582,777	32	2,000
John T. Reed	1,582,777	32	2,000
Roy A. Smith	1,582,777	32	2,000
Janice D. Stoney	1,582,777	32	2,000
L.B. Thomas	1,582,777	32	2,000
John K. Wilson	1,582,777	32	2,000

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a proposed investment advisory contract which continues the employment of Bridges Investment Counsel, Inc. as investment adviser to the Fund for the period from April 17, 2002 through April 17, 2003	1,582,203	32	2,574
(b) For the ratification of the selection of KPMG LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2002	1,571,439	32	13,338

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2002

(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS - (82.7%)

Advertising - 1.7%
Interpublic Group of Companies, Inc. (The)	10,000	$ 333,898	$ 342,800
Omnicom Group, Inc.	7,000	480,292	660,800
		$ 814,190	$ 1,003,600

Airlines - 0.3%
Southwest Airlines Co.	10,400	$ 217,967	$ 201,240

Banking and Finance - 4.3%
Fifth Third Bancorp	5,000	$ 232,812	$ 337,400
First National of Nebraska, Inc.	230	346,835	611,800
State Street Corporation	15,000	62,367	830,700
Wells Fargo & Co.	15,000	336,823	741,000
		$ 978,837	$ 2,520,900

Beverages - Soft Drinks - 1.3%
PepsiCo, Inc.	15,000	$ 192,169	$ 772,500

Building - Residential/Commercial - 1.2%
Centex Corporation	10,000	$ 376,939	$ 519,300
D. R. Horton, Inc.	5,500	220,425	207,350
		$ 597,364	$ 726,650

Casino Hotels - 1.5%
Harrah's Entertainment, Inc.*	20,000	$ 652,056	$ 885,200

Cellular Telecommunications - 0.4%
Nextel Communications Class A*	40,000	$ 515,033	$ 215,200

Communications - Radio and Television - 1.3%
Clear Channel Communications, Inc.*	15,000	$ 589,753	$ 771,150

Computers - Hardware and Software - 4.7%
Adobe Systems Incorporated	6,000	$ 228,534	$ 241,740
Cisco Systems, Inc.*	40,000	361,395	677,200
HNC Software, Inc.*	18,000	125,257	302,400
I2 Technologies, Inc.*	15,000	733,173	75,900
Microsoft Corporation*	15,000	266,000	904,650
Retek, Inc.*	20,000	435,690	525,000
Tibco Software, Inc.*	6,000	153,194	70,560
		$ 2,303,243	$ 2,797,450

Computers - Memory Devices - 0.7%
EMC Corporation/MASS*	35,000	$ 494,601	$ 417,200

Computers - Micro - 0.5%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 308,700

Data Processing and ManagemenT - 2.0%
Automatic Data Processing	7,000	$ 350,296	$ 407,890
CSG Systems International, Inc.*	26,000	916,526	740,220
		$ 1,266,822	$ 1,148,110

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)
Diversified Operations - 2.0%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,184,500

Drugs - Medicines - Cosmetics - 7.5%
Abbott Laboratories	15,000	$ 169,395	$ 789,000
Amgen, Inc.*	15,000	463,500	895,200
Bristol-Myers Squibb Co.	8,000	134,843	323,920
Elan Corporation PLC ADR*	20,000	419,005	278,200
Johnson & Johnson	20,000	366,297	1,299,000
Merck & Co., Inc.	15,000	272,235	863,700
		$ 1,825,275	$ 4,449,020

Electrical Equipment and Supplies - 1.5%
General Electric Co.	24,000	$ 147,473	$ 897,600

Electric - Generation - 0.6%
AES Corporation*	40,000	$ 1,094,052	$ 360,000

Electronic Components - Conductors - 7.4%
Altera Corporation*	40,000	$ 1,042,102	$ 874,800
Analog Devices, Inc.*	20,000	910,190	900,800
Applied Materials, Inc.*	25,000	1,080,387	1,356,750
Intel Corporation	40,000	544,596	1,216,400
		$ 3,577,275	$ 4,348,750

Electronics - 1.8%
Flextronics International Ltd.*	45,000	$ 1,269,478	$ 821,250
Solectron Corporation *	34,600	541,545	269,880
		$ 1,811,023	$ 1,091,130

Fiduciary Banks - 0.7%
Northern Trust Co.	7,000	$ 360,010	$ 420,770

Finance - Credit Cards - 1.7%
American Express Company	25,000	$ 1,004,072	$ 1,024,000

Finance - Diversified - 2.8%
Citigroup, Inc.	9,999	$ 514,720	$ 495,150
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	1,146,200
		$ 1,642,320	$ 1,641,350

Finance - Investment Banks - 2.8%
Goldman Sachs Group, Inc. (The)	13,000	$ 1,282,220	$ 1,173,250
Charles Schwab Corporation (The)	35,000	740,499	458,150
		$ 2,022,719	$ 1,631,400

Finance - Real Estate - 2.2%
Freddie Mac	20,000	$ 519,311	$ 1,267,400

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Finance - Services - 5.7%
Capital One Financial Corporation	50,000	$ 1,387,693	$ 3,192,500
Paychex, Inc.	5,000	105,417	198,500
		$ 1,493,110	$ 3,391,000

Insurance - Multiline - 1.2%
American International Group, Inc.	10,000	$ 566,397	$ 721,400

Investment Management/Advisory Services - 0.4%
Stilwell Financial, Inc.	10,000	$ 237,400	$ 244,900

Linen Supply and Related Products - 0.5%
Cintas Corporation	6,000	$ 166,578	$ 299,160
Medical Instruments - 0.8%
Medtronic, Inc.	10,000	$ 504,734	$ 452,100

Metal - Aluminum - 1.3%
Alcoa Inc.	20,000	$ 754,702	$ 754,800

Metal Products - Fasteners - 0.4%
Illinois Tool Works, Inc.	3,000	$ 224,138	$ 217,050

Oil and Gas - Field Services - 0.5%
Tidewater Inc.	5,550	$ 220,920	$ 235,043

Oil and Gas Integrated - International - 3.2%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 1,008,900
ChevronTexaco Corporation	10,000	340,535	902,700
		$ 783,773	$ 1,911,600

Retail - Restaurants - 0.4%
Tricon Global Restaurants, Inc.*	3,700	$ 220,778	$ 217,486

Retail Stores - Apparel and Clothing - 1.3%
Gap, Inc.	50,000	$ 521,360	$ 752,000

Retail Stores - Building Materials and Home Improvement - 2.5%
The Home Depot, Inc.	30,000	$ 587,115	$ 1,458,300

Retail Stores - Consumer Electronics - 0.4%
Best Buy Company, Inc.*	3,250	$ 220,842	$ 257,400

Retail Stores - Department - 1.8%
Target Corporation	25,000	$ 122,927	$ 1,078,000

Schools - 0.5%
DeVry, Inc.*	10,000	$ 296,109	$ 301,300

*Nonincome-producing security

 ---------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Telecommunications - 7.1%
Level 3 Communications *	175,000	$ 2,334,244	$ 623,000
Sprint PCS Corporation *	20,000	581,333	205,800
Vodafone Group PLC	40,000	915,541	737,200
West Corporation *	77,000	1,233,949	2,436,280
WorldCom, Inc. *	25,000	565,758	168,500
		$ 5,630,825	$ 4,170,780

Telecommunications - Equipment - 2.4%
Nokia Corporation Sponsored ADR	50,000	$ 585,643	$ 1,032,000
Qualcomm Incorporated *	10,000	117,265	376,400
		$ 702,908	$ 1,413,400

Television - Cable - 0.5%
Comcast Corporation - Special Class A *	10,000	$ 309,375	$ 318,000

Transportation - Airfreight - 0.9%
EGL, Inc. *	35,000	$ 466,542	$ 554,750

TOTAL COMMON STOCKS (Cost - $37,917,471)		$37,917,471	$48,832,289

PREFERRED STOCKS - (1.7%)

Banking and Finance - 1.0%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 124,250
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	123,000
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	245,700
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	120,000
		$ 625,000	$ 612,950

Oil Comp. - Exploration and Production - 0.2%
Nexen, Inc. 9.275% Preferred - Series I	5,000	$ 125,000	$ 125,500

Utilities - Electric - 0.5%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 251,500

Total Preferred Stocks (Cost - $1,000.000)		$ 1,000,000	$ 989,950

Total Stocks		$38,917,471	$49,822,239

*Nonincome-producing security

-----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

DEBT SECURITIES (15.2%)

Auto-Cars/Light Trucks - 0.4%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 250,259

Energy - Alternate Sources - 0.4%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 205,502

Hotels and Motels - 0.4%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 261,567

Household Appliances and Utensils - 0.2%
Maytag Corp., 9.750% Notes, due May 15, 2002	$100,000	$ 102,200	$ 100,784

Retail Stores - Department - 0.4%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$ 150,000	$ 151,347	$ 138,224

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	114,950
		$ 257,746	$ 253,174

Telecommunications - 0.3%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 400,000	$ 299,223	$ 168,000

U.S. Government - 3.5%
U.S. Treasury, 7.500% Notes, due May 15, 2002	$ 200,000	$ 214,097	$ 201,437

U.S. Treasury, 10.750% Bonds due February 15, 2003	200,000	219,525	213,969

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	321,141

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	326,344

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	233,000

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	216,281

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	221,125

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	344,859
		$ 2,079,882	$ 2,078,156

Commercial Paper - Short Term - 9.6%
Ford Motor Credit Corporation Commercial Paper Note 1.38% due April 2, 2002	259,930	$ 259,930	$ 259,930

General Electric Credit Corporation Commercial Paper Note 1.651% due April 2, 2002	1,499,519	1,499,519	1,499,519

American Express Credit Corporation Commercial Paper Note 1.58% due April 5, 2002	969,659	969,659	969,659

Ford Motor Credit Corporation Commercial Paper Note 1.45% due April 5, 2002	2,689,242	2,689,242	2,689,242

Prudential Funding Corporation Commercial Paper Note 1.40% due April 5, 2002	234,936	234,936	234,936
		$ 5,653,286	$ 5,653,286

TOTAL DEBT SECURITIES (Cost - $9,094,725)		$ 9,094,725	$ 8,970,728

TOTAL INVESTMENTS IN SECURITIES - (99.6%) (Cost - $48,012,196)		$48,012,196	$58,792,967
CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.4%)			229,503
NET ASSETS, March 31, 2002 - (100.0%)			$59,022,470

The accompanying notes to financial statements
are an integral part of this schedule.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2002
(Unaudited)

ASSETS
Investments, at market value
Common and preferred stocks (cost $38,917,471)	$49,822,239
Debt securities (cost $9,094,725)	8,970,728
Total investments	$58,792,967

Cash	76,941
Receivables
Dividends and interest	130,512
Subscriptions to capital stock	141,510

TOTAL ASSETS	$59,141,930
===========
LIABILITIES
Investment advisor, management and
service fees payable	$ 71,821
Accrued operating expenses	47,639
TOTAL LIABILITIES	$ 119,460

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,964,784 shares outstanding	$ 1,964,784

Paid-in surplus -	46,172,246
Net capital paid in on shares	$48,137,030

Net unrealized appreciation on investments	10,780,770
Accumulated undistributed net realized gain	22,666
Accumulated undistributed net investment income	82,004
TOTAL NET ASSETS	$59,022,470
===========

NET ASSET VALUE PER SHARE	$30.04
======

OFFERING PRICE PER SHARE	$30.04
======

REDEMPTION PRICE PER SHARE	$30.04
======

The accompanying notes to financial statements
are an integral part of this statement.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2002
(Unaudited0
INVESTMENT INCOME
Interest	$ 107,076
Dividends (Net of foreign withholding taxes
of $2,955)	95,025

Total Investment Income		$ 202,101

EXPENSES
Management fees	71,821
Custodian fees	9,682
Insurance and Other Administrative Fees	7,349
Bookkeeping services	5,897
Printing and supplies	8,850
Professional services	5,511
Dividend disbursing and transfer
agent fees	8,353
Computer programming	2,250
Taxes and licenses	266
Independent Directors Expense & Fees	3,021

Total Expenses		$ 123,000
NET INVESTMENT INCOME		$ 79,101

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized gain on transactions in
investment securities	$ 337,912

Net decrease in unrealized
appreciation of investments	(2,360,624)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$ (2,022,712)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$ (1,943,611)
		=============

The accompanying notes to financial statements
are an integral part of this statement.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED MARCH 31, 2002 AND 2001
	2002	2001
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 79,101	$ 169,112
Net realized (loss)/gain on
transactions in investment securities	337,912	(1,713,609)
Net decrease in unrealized
appreciation of investments	(2,360,624)	(9,416,539)
Net decrease in net assets
resulting from operations	$ (1,943,611)	$(10,961,036)

Net equalization credits	354	985

Distributions to shareholders from -
Net investment income	--	--
Net realized gain/(loss) from investment
transactions	--	--
Return of capital	--	--
Net capital share transactions	720,815	1,990,206

Total (decrease)/increase in Net Assets	$ (1,222,442)	$(8,969,845)

NET ASSETS:
Beginning of year	$ 60,244,912	$71,411,520

End of three months	$ 59,022,470	$62,441,675
	============	============

The accompanying notes to financial statements
are an integral part of these statements.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2002

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

    A.  Investments -

              Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar quarter for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
        The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2002	2001	Net Change

Aggregate gross unrealized appreciation on securities	$17,600,681	$21,658,323

Aggregate gross unrealized depreciation on securities	(6,819,911)	(3,748,979)

Net	$10,780,770	$17,909,344	$(7,128,574)
	============	============	============

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
   The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

-----------------------------------------------------------------------------------

   B. Federal Taxes -

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $1,600 at December 31, 2001, which if not offset by subsequent capital gains will expire in 2009.

   C. Distribution To Shareholders -

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization -

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed in the three months ended March 31, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the three months ended
    March 31, was:

	2002	2001

Other Securities	$1,553,604	$ 543,498
	===========	===========

      Net proceeds from sales of long-term investments during the three months ended March 31, were:

	2002	2001

United States government obligations	$ 300,000	$ --
Other Securities	586,171	1,258,231
Total Net Proceeds	$ 886,171	$ 1,258,231
	===========	===========
Total Cost Basis of Securities Sold	$ 549,986	$ 2,721,148
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

-------------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2002	2001

Shares sold	36,233	73,641
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	2,592	3,659
	38,825	77,300
Shares redeemed	14,536	25,523
Net increase	24,289	51,777
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2002	2001

Shares sold	$ 1,079,629	$ 2,728,252
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	78,454	145,813
	$ 1,158,083	$ 2,874,065

Shares redeemed	437,268	883,859
Net increase	$ 720,815	$ 1,990,206
	===========	==========

(7) DISTRIBUTIONS TO SHAREHOLDERS

      On April 12, 2002 a cash distribution of $.04 per share aggregating $79,153 was declared to shareholders of record on April 12, 2002, to be payable on
        April 22, 2002.

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